Exhibit 99.1

MCEWEN MINING: EXPLORATION @ FOX

Building a stronger foundation

TORONTO, Dec 20, 2021 - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) is pleased to announce that drilling continues to deliver good widths and grades at the Fox Complex, both from exploration at Stock and delineation at Froome.

Highlights include:

•	Assay results show the potential of the Stock mineralized zones to extend to depth and down plunge. What has been outlined to date will contribute to our immediate growth plans.

•	Drilling is planned for 2022 to investigate the intercept in hole S21-202, which encountered 21 meters (m) of 4.29 g/t gold. If this intercept connects to mineralization at Stock West, it will materially enlarge the boundaries of the Stock West system.

•	Assay results are starting to arrive from our exploration on Stock Main (the historic Stock mine). Visible gold has been noted in several drill cores, such as in hole SM21-024 that returned 9.1 m of 7.43 g/t gold including 2.6 m of 23.72 g/t gold, within 25 m of surface.

Stock West & Main

Drill results from holes S21-202 (released on Nov. 3, 2021) and S19-95 (released on Sep. 4, 2019 - 7.0 m (core length) of 27.2 g/t gold) confirm that mineralization remains open to depth and the east (see Figure 1). The intercept in S21-202 is an over 200 m step-out along a prominent shallow eastern plunge from mineralization at Stock West. The current geologic interpretation suggests a possible connection of a further 250 m to the intercept in hole S19-95.

The host lithology of the Stock West mineralization, which also occurs in hole S21-202, was recently intersected in the footwall of the Stock mine. These observations support our confidence that the property is early in its discovery phase of development.

Forty-six surface drill holes were completed at Stock West (see Table 1) and Stock Main (see Table 2) since the last exploration update in May 2021.

Progress made at the Stock Property in 2021 will be reflected in the pending Preliminary Economic Assessment (PEA) for the Fox Complex, which is currently being finalized for publication.

Figure 1 - Longitudinal section of the Stock Property including grade x true thickness contouring of mineralization and intercept pierce points

Froome Mine

The best new result is 20 m (true width) of 7.43 g/t gold – Hole 200-F085-14

Three hundred and seventeen underground drill holes were completed for delineating the Froome orebody during 2021 (see Table 3). The Froome mine, while only a short distance from the Black Fox mine, is different in important ways that offer several advantages, such as a straighter, shorter, and more efficient underground haulage route, and wider more consistent mineralization that is amenable to lower-cost bulk mining methods. Mining started earlier this year and has been meeting expectations on key ore quality indicators such as gold grade, dilution, and total ounces produced.

Delineation drilling has expanded the deposit further to the west than previously designed, giving the Fox Complex team confidence that the Froome mine life will be extended. 2022 diamond drilling will focus on resource expansion at depth to extend the Froome mine life (see Figure 2).

Figure 2 - Longitudinal section of Froome Mine looking north including grade x true thickness contouring of mineralization and select intercept locations

Table 1 – Stock West selected highlight drill intercepts

Hole-ID	From (m)	To (m)	Core Length (m)	True Width (m)	Au (g/t)
S21-167	533.0	537.2	4.2	3.6	11.77
S21-168	582.0	604.0	22.0	19.2	1.63
S21-169	620.0	626.0	6.0	5.3	5.38
S21-171	507.0	527.0	20.0	19.0	4.87
S21-173	631.0	643.0	12.0	11.2	3.43
S21-174	603.0	614.0	11.0	8.8	3.37
	622.0	637.0	15.0	12.0	2.83
including	628.0	633.0	5.0	4.0	6.27
S21-174W1	578.5	628.0	49.5	42.2	2.90
including	589.6	597.3	7.7	6.6	5.11
	601.9	609.2	7.3	6.3	7.37
S21-175A	661.0	675.0	14.0	12.6	3.22
S21-176	474.0	484.0	10.0	8.5	4.51
including	475.0	480.0	5.0	4.2	7.28
S21-178A	602.0	605.0	3.0	2.4	9.36
including	602.0	602.9	0.9	0.7	26.30
S21-179	451.6	464.0	12.4	11.5	2.08
S21-180	645.9	656.1	10.2	9.8	2.70
S21-181A	450.4	480.6	30.3	25.2	3.84
including	450.4	471.0	20.7	17.2	5.26
S21-182A	511.7	522.0	10.3	8.8	4.35
	539.8	543.0	3.2	2.7	12.09
including	539.8	540.5	0.7	0.6	44.50
S21-185	487.1	499.0	12.0	10.2	2.99
S21-191	458.2	477.0	18.8	17.1	3.27
S21-192	638.0	643.3	5.3	5.0	7.92
including	640.0	641.0	1.0	0.9	23.90
S21-202	763.2	787.0	23.8	21.0	4.29

Table 2 – Stock Main selected highlight drill intercepts

Hole-ID	From (m)	To (m)	Core Length (m)	True Width (m)	Au (g/t)
SM21-001	530.8	534.9	4.1	3.5	5.60
including	530.8	531.8	1.0	0.9	18.90
SM21-002W1	521.0	531.0	10.0	8.4	4.07
including	528.0	528.9	0.9	0.8	32.00
SM21-007A	520.8	522.9	2.1	1.8	17.76
including	520.8	522.0	1.2	1.0	27.80
SM21-008	465.0	478.0	13.0	9.1	3.29
SM21-016W1	287.0	290.0	3.0	2.2	14.92
including	288.0	289.0	1.0	0.7	41.50
SM21-024	22.9	33.9	11.0	9.1	7.43
including	23.9	27.0	3.1	2.6	23.72

Table 3 – Froome Mine selected highlight drill intercepts

Hole-ID	From (m)	To (m)	Core Length (m)	True Width (m)	Au (g/t)
20PR-G349	224.1	244.7	20.6	15.8	6.19
	255.0	275.0	20.0	15.5	6.46
195-L160-13	82.9	97.3	14.4	11.6	9.03
including	84.0	86.0	2.0	1.6	22.78
195-L160-17	81.0	91.0	10.0	8.1	6.45
200-F023-25	27.0	30.6	3.6	3.0	6.49
200-F023-26	26.9	33.1	6.2	5.7	4.78
200-F025-20	27.5	54.0	26.5	18.5	7.92
including	46.0	52.0	6.0	4.2	17.42
200-F025-21	37.0	54.0	17.0	14.1	5.44
200-F026-03	22.0	49.0	27.0	7.7	4.02
	52.3	62.1	9.8	2.8	4.46
200-F026-04	20.7	38.0	17.3	4.0	4.81
	41.6	60.4	18.8	4.5	5.46
200-F026-08	23.5	50.3	26.8	18.7	3.91
200-F026-13	28.6	42.0	13.4	8.4	6.37
200-F026-15	52.0	55.7	3.7	3.1	34.62
200-F060-01	15.0	29.7	14.7	4.9	5.39
	35.0	61.0	25.9	8.9	6.18
200-F060-02	17.0	40.0	23.0	10.5	6.22
	50.0	57.0	7.0	3.2	11.13
200-F060-04	36.0	54.0	18.0	10.5	5.33
200-F085-04	53.6	71.4	17.8	5.2	9.67
200-F085-06	45.8	70.0	24.2	8.2	8.62
200-F085-09	42.2	64.9	22.7	9.4	7.65
200-F085-11	38.7	62.0	23.3	10.6	7.57
200-F085-13	36.6	60.9	24.3	11.9	6.12
200-F085-14	22.0	54.2	32.2	20.0	7.43
200-F085-15	31.6	46.3	14.7	11.2	4.86
200-F085-16	5.0	20.4	15.4	13.3	5.21
	30.7	52.6	21.9	19.0	5.90
200-F992-08	46.0	58.0	12.0	8.7	5.80

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TECHNICAL INFORMATION

Technical information pertaining to the Stock Property contained in this news release has been prepared under the supervision of Ken Tylee, P.Geo., a Qualified Person as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects."

Technical information pertaining to the Foome Mine contained in this news release has been prepared under the supervision of Robert Glover, P.Geo. Mr. Glover is a Qualified Person as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects."

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, contain McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, effects of the COVID-19 pandemic, fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to the calculation of mineral resources and reserves, and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by the management of McEwen Mining Inc.

ABOUT MCEWEN MINING

McEwen Mining is a diversified gold and silver producer and explorer focused in the Americas with operating mines in Nevada, Canada, Mexico and Argentina.

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